                           NATIONWIDE FAMILY OF FUNDS


                        GARTMORE MILLENNIUM GROWTH FUND

                  Prospectus Supplement dated October 1, 2001
                       to Prospectus dated March 1, 2001
        (as previously supplemented June 14, 2001 and September 4, 2001)


The disclosure on page 7 of the prospectus is hereby amended to reflect that:

Effective October 1, 2001, Nick Ford became co-portfolio manager of the Fund.

The following updates the information concerning the portfolio managers for the
Fund:

PORTFOLIO MANAGERS:

Aaron Harris and Nick Ford are co-portfolio managers of the Fund. Mr. Harris has either managed or co-managed the Fund since joining VMF in April 2000. Prior to joining VMF, Mr. Harris was a Portfolio Manager, managing portions of several portfolios for Nicholas-Applegate Capital Management. Mr. Ford began co-managing the Fund in October 2001. Mr. Ford also has the following additional experience:
Investment Manager for Gartmore Global Partners (1998 - present), a position which Mr. Ford continues to hold; a director of U.S. Equities at Clerical Medical Investment Group (1996 - 1998); and U.S. Equities Fund Manager for Sun Alliance Investment Management (1995 - 1996).

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.